SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 22, 1998

                             The Netplex Group, Inc.
             (Exact name of registrant as specified in its charter)


    New York                     1-11784           11-2824578
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

            8260 Greensboro Drive, 5th Floor, McLean, Virginia 22101
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (703) 356-1717

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Item 5.           Other Events.

                  In February and March 1998, The Netplex Group, Inc. (the "Company") received $1,212,000 of gross proceeds from a private placement of its common stock, $.001 par value (the "Common Stock"). The Common Stock was sold at a purchase price of $1.00 per share. The Company issued a press release on March 17, 1998 relating to the private placement which is attached hereto as an exhibit.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)           Exhibits.

            99.1             Press release relating to private placement.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE NETPLEX GROUP, INC.



Dated: March 19, 1998                   By:  /s/ Gene Zaino
                                            ---------------------------------
                                            Name:  Gene Zaino
                                            Title: Chairman of the Board
                                                   and President





                                       -3-